Note 11 - Borrowings	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Debt Disclosure [Text Block]

11. Borrowings

The unsecured loan is a government guaranteed loan called Canada Emergency Business Account (CEBA) of CAD$60,000 to help eligible businesses with operating costs. CAD$40,000 was received by the Company in 2020 and CAD$20,000 in 2021. This is among the business support measures introduced in the Canadian Federal Government’s COVID-19 Economic Response Plan, with the following terms:

●	the loan is interest-free and no principal repayment is required before December 31, 2022;
●	if the Company chooses to repay at least CAD$40,000 of the loan by December 31, 2022, the remaining balance will be forgiven;
●

if the loan is not repaid by the above mentioned date, it will be converted into a 3-year term loan and will be charged an interest rate of 5% per annum. Interest-only payments are required each month; and

●	at the end of the 3-year term, the entire balance of the loan is due for repayment by December 31, 2025.

In January 2022 the Company entered into a short-term loan facility to finance its 2022 Insurance Premium. The total amount available and drawn down under the facility is $1,002,404. The facility is repayable in nine monthly instalments which commenced in January 2022 and has an effective annual interest rate of 1.49%. The short-term borrowing is secured by the insurance premium refund.

In January 2022 the Company entered into a long-term loan facility to finance the installation of solar panels at the Company’s Rowville premises. The total amount available and drawn down under the facility is $65,000. The facility is repayable in eighty-seven monthly instalments which commence in April 2022 and has an effective annual interest rate of 6.85%.